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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported):October 29, 1999

                      GREENWICH CAPITAL ACCEPTANCE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                   333-67327               06-1199884
---------------------------------    -----------------    ---------------------
 (State or Other Jurisdiction of       (Commission           (I.R.S. Employer
          Incorporation)               File Number)         Identification No.)

  600 Steamboat Road Greenwich,
           Connecticut                                              06830
---------------------------------                              ----------------
 (Address of Principal Executive                                   (Zip Code)
             Offices)

Registrant's telephone number, including area code (203) 622-2700

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Item 5.  Other Events.

Filing of Computational Materials

         In connection with the proposed offering of the Resecuritization Mortgage Trust 1999-B, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

         The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated October 29, 1999 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.



         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated October 29, 1999.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENWICH CAPITAL ACCEPTANCE, INC.,

                                       By:   /s/John Paul Graham
                                          --------------------------------
                                             Name:  John Paul Graham
                                             Title:  Vice President

Dated:  October 29, 1999



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENWICH CAPITAL ACCEPTANCE, INC.,

                                            By: /s/  John Paul Graham
                                                -------------------------------
                                                Name: John Paul Graham
                                                Title:  Vice President

Dated:  October 29, 1999



Exhibit Index

Exhibit                                                                    Page

99.1   Collateral Term Sheets filed on Form SE dated October 29,
       1999.